Exhibit 10.4

SECOND AMENDMENT TO COLLATERAL AGREEMENT

This SECOND AMENDMENT TO COLLATERAL AGREEMENT (this “Amendment”) is dated as of February 26, 2019, and effective as of January 1, 2019 in accordance with Section 3 below, by and among REALPAGE, INC., a Delaware corporation (the “Borrower”), certain subsidiaries of the Borrower party hereto, certain of the Lenders referred to below, and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent for the Lenders party to the Credit Agreement (“Administrative Agent”).
STATEMENT OF PURPOSE:
WHEREAS, the Borrower, certain financial institutions party thereto (the “Lenders”) and the Administrative Agent have entered into that certain Credit Agreement dated as of September 30, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, the Borrower, the Subsidiary Guarantors and the Administrative Agent have entered into that certain Collateral Agreement dated as of September 30, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Collateral Agreement”);
WHEREAS, the Borrower has requested certain amendments to the Collateral Agreement as set forth more fully herein;
WHEREAS, subject to the terms of this Amendment, each Lender party hereto has agreed to certain amendments to the Collateral Agreement as set forth more fully herein;
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
Section 1.    Capitalized Terms. All capitalized undefined terms used in this Amendment (including, without limitation, in the introductory paragraph and the statement of purpose hereto) shall have the meanings assigned thereto in the Credit Agreement or, if not defined therein, in the Collateral Agreement (as amended by this Amendment).
Section 2.    Amendments to Collateral Agreement. Effective as of the Effective Date (as defined below) and subject to the terms and conditions set forth herein and in reliance upon the representations and warranties set forth herein, the parties hereto agree that the Collateral Agreement is amended as follows:
(a)The following new definitions are hereby added to Section 1.2 of the Collateral Agreement in correct alphabetical order:
““2014 Agency Agreement” means that certain General Agency and Administration Agreement, effective as of January 1, 2014, by and between Multifamily and AMHIC, as in effect on the Closing Date.”
““2019 Agency Agreement” means that certain General Agency & Administration Agreement, effective as of January 1, 2019, by and between Multifamily and AMHIC, as delivered to the Administrative Agent on February 26, 2019.”
(b)The definition of “Agency Agreement” set forth in Section 1.2 of the Collateral Agreement is hereby amended and restated in its entirety as follows:
““Agency Agreement” means (i) the 2014 Agency Agreement, from the Closing Date through December 31, 2018, and (ii) the 2019 Agency Agreement, from January 1, 2019 through the Latest Maturity Date.”
(c)Clause (l) of the definition of “Excluded Assets” set forth in Section 1.2 of the Collateral Agreement is hereby amended and restated in its entirety as follows:

Exhibit 10.4

“(l) Trust Property that is subject to a Lien in favor of AMHIC and (i) “Expirations and Records” (as defined in the 2014 Agency Agreement), from the Closing Date through December 31, 2018, and (ii) “Expirations” (as defined in the 2019 Agency Agreement), from January 1, 2019 through the Latest Maturity Date.”
Section 3.    Conditions to Effectiveness. This Amendment shall be deemed to be effective as of January 1, 2019, upon the satisfaction or waiver of each of the following conditions to the reasonable satisfaction of the Administrative Agent (such date, the “Effective Date”):
(a)    The Administrative Agent’s receipt of the following, each properly executed by a Responsible Officer of the signing Credit Party, each in form and substance reasonably satisfactory to the Administrative Agent:
(i)    this Amendment, duly executed by each of the Credit Parties, the Administrative Agent and the Required Lenders;
(ii)    a certificate of a Responsible Officer of the Borrower certifying that attached thereto is a true, correct and complete copy of each of (i) the Agency Agreement and (ii) the Guarantee & Indemnification by the Borrower in favor of AMHIC executed in connection therewith.
(b)    Payment of all fees and expenses of the Administrative Agent and Wells Fargo Securities, LLC, and in the case of expenses, to the extent invoiced at least two (2) Business Days prior to the Effective Date (except as otherwise reasonably agreed to by the Borrower), required to be paid on the Effective Date.
(c)    The representations and warranties in Section 4 of this Amendment shall be true and correct as of the Effective Date.
For purposes of determining compliance with the conditions specified in this Section 3, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Effective Date specifying its objection thereto.
Section 4.    Representations and Warranties. By its execution hereof, each Credit Party hereby represents and warrants to the Administrative Agent and the Lenders that, as of the date hereof after giving effect to this Amendment:
(a)    each of the representations and warranties made by the Credit Parties in or pursuant to the Loan Documents is true and correct in all material respects (except to the extent that such representation and warranty is subject to a materiality or Material Adverse Effect qualifier, in which case it shall be true and correct in all respects), in each case, on and as of the date hereof as if made on and as of the date hereof, except to the extent that such representations and warranties relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date;
(b)    no Default or Event of Default has occurred and is continuing as of the date hereof or after giving effect hereto;
(c)    it has the right and power and is duly authorized and empowered to enter into, execute and deliver this Amendment and to perform and observe the provisions of this Amendment;
(d)    this Amendment has been duly authorized and approved by such Credit Party’s board of directors or other governing body, as applicable, and constitutes a legal, valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its terms, subject to applicable bankruptcy, insolvency,

Exhibit 10.4

reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and
(e)    the execution, delivery and performance of this Amendment do not conflict with, result in a breach in any of the provisions of, constitute a default under, or result in the creation of a Lien (other than Permitted Liens) upon any assets or property of any of the Credit Parties, or any of their respective Subsidiaries, under the provisions of, such Credit Party’s or such Subsidiary’s organizational documents or any material agreement to which such Credit Party or Subsidiary is a party.
Section 5.    Effect of this Amendment. On and after the Effective Date, references in the Collateral Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”), in the Credit Agreement to “the Collateral Agreement” (and indirect references such as “thereunder”, “thereby”, “therein”, and “thereof”) and in any other Loan Document to the “Collateral Agreement” shall be deemed to be references to the Collateral Agreement as modified hereby and as modified by that certain Seventh Amendment to Credit Agreement, Incremental Amendment and Amendment to Collateral Agreement. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. Except as expressly set forth herein, this Amendment shall not be deemed (a) to be a waiver of, or consent to, a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, (b) to prejudice any other right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among the Credit Parties, on the one hand, and the Administrative Agent or any other Lender, on the other hand.
Section 6.    Costs and Expenses. The Borrower hereby reconfirms its obligations pursuant to Section 12.3 of the Credit Agreement to pay and reimburse the Administrative Agent and its Affiliates in accordance with the terms thereof.
Section 7.    Acknowledgments and Reaffirmations. Each Credit Party (a) consents to this Amendment and agrees that the transactions contemplated by this Amendment shall not limit or diminish the obligations of such Person under, or release such Person from any obligations under, any of the Loan Documents to which it is a party, (b) confirms and reaffirms its obligations under each of the Loan Documents to which it is a party and (c) agrees that each of the Loan Documents to which it is a party remains in full force and effect and is hereby ratified and confirmed.
Section 8.    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
Section 9.    Counterparts. This Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts and by facsimile signature, each of which counterparts when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.
Section 10.    Electronic Transmission. Delivery of this Amendment by facsimile, telecopy or pdf shall be effective as delivery of a manually executed counterpart hereof; provided that, upon the request of any party hereto, such facsimile transmission or electronic mail transmission shall be promptly followed by the original thereof.
[Signature Pages Follow]

Exhibit 10.4

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date and year first above written.

BORROWER:

REALPAGE, INC.

By:    /s/ Thomas C. Ernst, Jr.
Name: Thomas C. Ernst, Jr.
Title: Executive Vice President, Chief Financial Officer and
Treasurer

SUBSIDIARY GUARANTORS:

MULTIFAMILY INTERNET VENTURES, LLC
PROPERTYWARE LLC
LEVEL ONE LLC
RP ABC LLC
REALPAGE VENDOR COMPLIANCE LLC
LEASESTAR LLC
RP NEWCO XV LLC
RP AXIOMETRICS LLC
RP ON-SITE LLC
RP RAINMAKER MULTIFAMILY LLC
NOVELPAY LLC
RP LEASELABS LLC

By: RealPage, Inc., as sole member

By:    /s/ Thomas C. Ernst, Jr.
Name: Thomas C. Ernst, Jr.
Title: Executive Vice President, Chief Financial Officer
and Treasurer

KIGO, INC.
REALPAGE UTILITY MANAGEMENT INC.
CLICKPAY SERVICES, INC.
RENTLYTICS, INC.

By:    /s/ Thomas C. Ernst, Jr.
Name: Thomas C. Ernst, Jr.
Title: Vice President, Chief Financial Officer and Treasurer

RealPage, Inc.
Second Amendment to Collateral Agreement
Signature Page

Exhibit 10.4

ADMINISTRATIVE AGENT AND LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Swingline Lender, Issuing Lender and Lender

By:     /s/ Reid R. Landers
Name: Reid R. Landers
Title: Vice President

FIFTH THIRD BANK, as Lender
By:     /s/ Marisa Lake
Name: Marisa Lake
Title: Officer
COMERICA BANK, as Lender
By:     /s/ Charles Fell
Name: Charles Fell
Title: Vice President
BANK OF AMERICA, N.A., as Lender
By:     /s/ Jennifer Yan
Name: Jennifer Yan
Title: Senior Vice President
JPMORGAN CHASE BANK, N.A., as Lender
By:     /s/ Min Park
Name: Min Park
Title: Vice President
REGIONS BANK, as Lender
By:     /s/ Jason Douglas
Name: Jason Douglas
Title: Director

CAPITAL ONE, NATIONAL ASSOCIATION, as Lender
By:     /s/ Andy L. Welicky
Name: Andy L. Welicky
Title: Duly Authorized Signatory
PNC BANK, NATIONAL ASSOCIATION,
as Lender
By:     /s/ R. Ruining Nguyen
Name: R. Ruining Nguyen
Title: Senior Vice President

RealPage, Inc.
Second Amendment to Collateral Agreement
Signature Page